UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2011

DANVERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33896	04-3445675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Conant Street

Danvers, Massachusetts 01923
(Address of principal executive offices) (Zip code)

(978) 777-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On April 8, 2011, Danvers Bancorp, Inc. issued a press release announcing that it will provide a copy of its 2010 Annual Report on Form 10-K without charge, upon written request, to any registered or beneficial owner of common stock.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANVERS BANCORP, INC.

	By:	/s/ Michael W. McCurdy
Name: Michael W. McCurdy
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: April 8, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 8, 2011